Exhibit 10.26

MERCHANT SALES AGREEMENT October 24, 2014 Entrepreneur Now Seller Information Legal Names: Speedemissions Inc.              D.B.A: Speedemissions  State of Incorporation: GA                       Type of Entity: Corporation  Federal Tax ID #: 33-0961488                    Bank Name: Regions   Mailing Address: 1015 Tyrone Road, Suite 220, Tyrone GA 30290 Guarantors' Information  Principal/ CEO: Richard. A Parlontieri D.O.B.: 10/08/1945 Residential Address: 106 North Cove Drive, Peachtree City GA 30269 Mail Address: Same  1. Purchase and Sale of Future Receivables  1.1 Pursuant to the terms and conditions stated in this Merchant Sales Agreement, Entrepreneur Now, an entity having a business address at  366 North Broadway, Suite 410, Jericho, NY 11753 (the "Buyer") hereby agrees to purchase from Speedemissions Inc., D/B/A Speedemissions, the "Seller") and Seller agrees to sell to Buyer $72,000.00 ("Purchased Amount") of Seller's future Receivables which shall include any and all Receivables earned by Seller in the ordinary course of Seller's business from any source whatsoever, including but not limited to all future accounts, contract rights and other entitlements arising from or relating to the payment of monies from Seller's customers, vendors, and/or other third party payors (hereinafter referred to as "Seller's   Receivables").  Seller  agrees  to  sell  to  Buyer  the  Purchased  Amount  for  the  cash  price  of $50,000.00 ("Purchase Price"). The Purchased Amount shall be retrieved at the rate of $1,000.00 per day, five (5) days per week, via an ACH/ADF transaction ("Daily Retrieval Rate") from the bank account designated by Seller to Buyer ("Designated Account")   until   Buyer   has   irrevocably   received   the   aggregate   Purchased   Amount   of $72,000.00 from Seller. Seller hereby assigns sells and transfers to Buyer all of its right, title and interest in the Purchased Amount to Buyer. Seller further agrees that Buyer will charge a $995,00 administrative fee to cover Buyer's costs in connection with the purchase of the Purchased Amount. Buyer may deduct such amount from the Purchase Price.  Purchase Price: $50,000.00 Purchased Amount: $72,000.00 Daily Retrieval Rate: $1,000.00 2. Agreement to Establish ACH/ADF Authorization. The Designated Account shall be:   Bank Name: Routing Number: Account Number: Ile  2.1.1 ACH/ADF. Seller agrees to and shall execute an Authorization Agreement for Direct Deposit and Automatic Draft Funding (ACH/ADF Credit) and Direct Payments (ACH/ADF Debits) which Authorization is attached hereto and shall be incorporated by reference in this Merchant Sales Agreement (See Exhibit "A" attached hereto and referred to hereinafter as "ACH/ADF Authorization") This ACH/ADF Authorization shall authorize Buyer to collect the Purchased Amount from the Seller's Designated Account.  2.1.2 Insufficient Funds or Returned ADF. In the event any ACH, or ADF transaction is returned for insufficient funds (NSF) or for any reason whatsoever, on a date when such ACH or ADF transaction was scheduled under this Agreement, Seller shall pay a fee of fifty ($50.00) dollars for each NSF and such fee shall be due and added to the next scheduled ACH and/or ADF debit. 2.2 Trial Period.  Upon the execution of this Agreement by Seller and Buyer, but before Buyer's payment of the Purchase Price, Seller agrees to allow Buyer to conduct a processing trial for two (2) business days to ensure that Buyer can properly withdraw funds from the Designated Account (the "Trial Period"). Buyer agrees to make a determination to purchase, or not, the Purchased Amount promptly after the end of the Trial Period. If Buyer decides to purchase the Purchased Amount, then all of the monies received by Buyer in connection with the Trial Period shall be applied toward the Purchased Amount. If Buyer decides not to purchase the Purchased Amount, then Buyer is not obligated to pay the Purchase Price, and this Agreement shall be immediately terminated and be of no further force or effect. In such event, all monies received from Seller during the Trial Period will be returned to the Seller.   Entrepreneur Now                        1 of 9                                Seller's Initials  RP   MERCHANT SALES AGREEMENT TERMS AND CONDITIONS  3. Seller's Representations, Warranties and Conduct  3.1 Seller's Representations and Warranties. As a further condition of this Merchant Sales Agreement, Seller represents and warrants that (i) All information provided by or on behalf of Seller to Buyer in connection with this Merchant Sales Agreement, end Seller's Application ("Application") during the application process, are true, correct and complete; (ii) Seller has been operating Seller's business at Seller's present location for at least the last 12 consecutive months prior to the Effective Date; (iii) Seller will not change Seller's name or the location of Seller's business during the Term of this Agreement, (iv) The Purchased Amount is solely owned by Seller and shall not be assigned, conveyed or encumbered except for the sale to Buyer as provided for herein, (v) None of Seller's Receivables, nor any portion of the Purchased Amount, are subject to any liens or encumbrances, and are valid, true and correct and enforceable obligations of the parties thereto including the customer and the bank that issued the related credit and for debit card, (vi) Seller and Owner are not aware of any claims, actions, proceedings, or circumstances that would cause any of the Purchased Amount to not be fully collectible; (vii) Seller is not the subject of any litigation or claims asserted or threatened by any third party except for claims arising in the ordinary course of business that are covered by adequate insurance or which claims alleged do not exceed $15,000, (viii) Seller will not sell, dispose, convey or otherwise transfer its business or substantially all of its assets to another person or business entity without Buyer's express prior written consent and without the assumption by that entity or person of all of Seller's obligations under this Merchant Sales Agreement pursuant to documentation reasonably satisfactory to Buyer, and Seller has no plans or intentions to close, shutdown or temporarily discontinue doing business for any reason whatsoever until this Agreement has been fully satisfied; (ix) Seller and/or Guarantor is current on all rent payments under a commercial lease agreement with at least one year remaining in its term, or otherwise is current on any and all mortgage payments for the business premises; (x) Seller and Owner know of no fact or circumstance that would cause the Purchased Amount to decrease in amount, quality or collectability other than due to general economic conditions.  3.2 Seller's Conduct. Seller will  (I) conduct its business consistent with past practice; (ii) not use the Designated Account for deposit of all Seller's Receivables for payment for Seller's products and/or services; (iii) Intentionally Omitted; (iv) Intentionally Omitted; (v) not change its arrangements with the Designated Account in any way that is adverse to the Buyer, (vi) not change the Designated Account nor open any additional business bank accounts without providing Buyer with written notice of such change or additional accounts and Seller shall provide all bank account information to Buyer; (vii) not incur any material debt on the business without Buyer's prior written consent; (viii) not commit fraud; and (ix) not be insolvent or become insolvent; (x) not sell or assign the business or any assets of the business to any third parties without Buyer first receiving the Purchased Amount in full.  3.2.1 Business Information.  Seller shall furnish Buyer with such information as the Buyer may request from time to time.  3.2.2 Reliance on Information. Seller acknowledges that the information (financial and other) provided by or on behalf of Seller has been relied upon by Buyer in connection with Buyer's decision to purchase the future Receivables of Seller.  3.2.3 Governmental Approvals. Seller possesses and is in compliance with all permits, licenses, approvals, consents and other authorizations necessary to conduct the business, in which it is presently engaged, and to own, operate and lease its properties.  3.2.4 Compliance with Law. Seller is in compliance with any and all applicable federal, state and local laws and regulations in connection with the operation of the business in which it is presently engaged.   3.2.5 Authorization. Seller, and the persons signing this Merchant Sales Agreement on behalf of Seller, has full power and authority to enter into and perform the obligations under this Merchant Sales Agreement all of which have been duly authorized by all necessary and proper action.  3.2.6 Insurance. Seller shall maintain insurance in such amounts and against such risks as are consistent with past practice and shall show proof of such insurance upon Buyer's reasonable request.  3.2.7 Name Change or Location. Seller will not conduct its businesses under any name other than as disclosed to the Buyer or change any of its places of business.  3.2.8 Suspend Business. Seiler will not suspend or terminate its business for repairs and renovations during the pendency of this Agreement.  3.3 DEFAULT. A violation of any of the terms and/or conditions of this Section 3 constitutes a Default by Seller of the terms and conditions of this Merchant Sales Agreement.  3.3.1 It shall further be considered a breach of the terms and/or conditions of this Agreement and a Default by Seller upon the occurrence of any of the following events (each, an "Event of Default"): (i) Seller ceases to do business, or otherwise terminates or begins to wind down its business operations; (ii) Seller fails to deposit all of its Receivables into the Designated Account; (iii) Seller fails to promptly secure or renew any license, registration, permit, authorization or approval for the conduct of its business or if any such license, registration, permit, authorization or approval is revoked or suspended and the foregoing has an adverse effect on Seller's ability to perform its obligations hereunder; (iv) Seller defaults or becomes delinquent in any of its facility leases, or otherwise defaults under any other loan, extension of credit, line of credit, credit facility or other agreement with a vendor, supplier or otherwise; (v) Any creditor of Seller forecloses or initiates a foreclosure or other proceeding, by repossession or otherwise, against any of Seller's assets; (vi) Any event occurs which has or reasonably could have a adverse effect on Seller or its business that could reasonably impair its ability to conduct its business, process credit cards or otherwise satisfy its obligations under this Agreement, including but not limited to the credit card processor's suspension, interruption or termination of processing services for Seller; (vii) Seller becomes insolvent or seeks protection under any bankruptcy, receivership, trust  deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the other *) Seller Entrepreneur Now                        2 of 9                                Seller's Initials  RP  uses an alternative business entity to conduct similar business to that which is being conducted by Seller which results in a delay or the circumvention of Buyer's receipt of the Purchased Amount.  4. Limited Personal Performance Guarantee  In consideration of the Buyer entering into this Merchant Sales Agreement and to induce Buyer to enter into this Merchant Sales Agreement the undersigned principal(s) of Seller (the "Guarantor(s)") hereby personally guarantee(s) performance of the Merchant Sales Agreement and full payment of the Purchased Amount to Buyer in the event of a Default by Seller of this Merchant Sales Agreement as set forth in Section 3 herein. This Personal Performance Guarantee shall be continuing and irrevocable and the Guarantor(s) waives demand of payment, notice of presentment and agrees that Buyer may proceed directly against Guarantor(s) without first proceeding against Seller. Guarantor further guarantees the payment of all costs and expenses (including attorneys' fees) which may be incurred as a result of Seller's Breach of this Merchant Sales Agreement. If there is no Breech by Seller of this Merchant Sales Agreement, Guarantor has no obligation to Buyer. 5. Remedies of Buyer  Remedies  5.1 Accelerated Damages Clause: In the event of Seller(s) Default under any provision of this Merchant Sales Agreement, Entrepreneur Now may immediately declare the remaining portion of the Purchased Amount to be immediately due and payable, together with all out of pocket expenses accruing due to the breach of this Merchant Sales Agreement; upon the occurrence of a Default, such amounts shall immediately and automatically become due and payable without any further action by Entrepreneur Now. Upon such declaration or such automatic acceleration, the balance then outstanding of the Purchased Amount shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Seller and Entrepreneur Now may thereupon exercise any remedies available to it at law and pursuant to the Merchant Sales Agreement. Failure by Entrepreneur Now to immediately require performance of this provision shall not affect Entrepreneur Now's right to require performance of this provision at any time thereafter.  5.2 Data: ages. In the event of a breach of any of the provisions of this Merchant Sales Agreement, Seller agrees that Buyer will be entitled to, among other things, damages equal to the amount by which the cash attributable to the Purchased Amount of future Receivables exceed the amount of cash received from the Receivables that have previously been delivered by Seller to Buyer under this Merchant Sales Agreement. Seller agrees to (i) change its primary deposit account to a bank or financial institution of Buyer's discretion to enable Buyer to continue to collect the Purchased Amount as set forth herein, or (ii) authorize Buyer to debit, on a daily basis via an ACH transaction, all or part of the Purchased Amount deposited in its bank account until the Seller's obligations under this Agreement are complete. Buyer will deduct automatically all such monies within a time frame left to the full and singular discretion of Buyer, regardless of the status of the Seller's bank account. Buyer shall be entitled to receive from Seller all reasonable costs associated with a breach by Seller of any of the representations and warranties or covenants provided for under this Merchant Sales Agreement.  5.3 Inadequate Remedies. If a party breaches Section 2 or Section 3 of this Merchant Sales Agreement, the non-breaching party will suffer irreparable harm and the total amount of monetary damages for any injury to such party will be impossible to calculate and therefore an inadequate remedy. Accordingly, the non-breaching party may (i) seek temporary and permanent injunctive relief against the breaching party or (ii) exercise any other rights and seek any other remedies to which the non-breaching party may be entitled to at law, in equity and under this Agreement for any violation of Section 2 of this Agreement Provisions of this Section 5.4 shall survive the expiration or termination of this Agreement.  5.4 Fees Dues Upon The Occurrence of the Following Events:  5.4.1 Default. In the event that Seller violates any of Seller's Representations, Warranties, and Conduct as set forth in Section 3 herein, or any of the other provisions of this Agreement, including but not limited to taking another cash advance from a third party company, changing or permitting the change of the Designated Bank Account, or changing the name or location of the business, and Buyer is forced to place a hold or a freeze on any processing account or bank account consistent with its Perfected Security Interest, or take any other remedial action, Seller shall be charged and agrees to pay a fee of $2,500.00 for each such violation.  5.4.2 Modifying Terms of Merchant Sales Agreement. In the event that Seller requests a change in the terms of this Merchant Sales Agreement prior to Buyer receiving the Purchased Amount from Seller in full, Seller shall be charged an Agreement Modification fee of $750.00 for each such modification and such fee shall be added to the Purchased Amount or set forth herein,  5.4.3 Insufficient Funds or Returned ADF. In the event any ACH, or ADF transaction is returned for insufficient funds (NSF) or for any reason whatsoever, on a date when such ACH or ADF transaction was scheduled under this Agreement; Seller shall pay a fee of fifty ($50.00) dollars for each NSF and such fee shall be due and added to the next scheduled ACH and/or ADF debit. In the event that any ACH or ADF transaction is stopped by Seller without notice and without justification, Seller shall pay a fee of one hundred. ($1 00.00) dollars for each stopped payment and such fee shall be due and added to the next scheduled ACH and/or ADF debit.  6. Additional Terms  6.1 Sale of Future Receivables Not A Loan. (i) Seller and Buyer acknowledge and agree that the transaction memorialized in this Merchant Sales Agreement is a purchase of the Purchased Amount of Seller's future Receivables, and is not intended to be, nor shall it be construed as a loan from Buyer to Seller. Each future Receivable purchased by Buyer hereunder represents a bona fide sale by Seller. Seller acknowledges that no law applicable to lending transactions is intended by Buyer or Seller to apply to the purchase of future Receivables covered by this Merchant Sales Agreement, and (ii) Each future Receivable purchased by Buyer which becomes an actual receivable hereunder shall be owned by Seller free and clear of all encumbrances.  Entrepreneur Now                        3 of 9                                Seller's Initials  RP  6.2 No Right to Repurchase. Seller acknowledges that it has no right to repurchase the Purchased Amount of future Receivables from Buyer.  6.3 Notice Filing of UGC-I. Buyer has the right under this Merchant Sales Agreement to file a financing statement consistent with the Uniform Commercial Code to give notice that the Purchased Amount of Seller's future receivables, including but not limited to cash on hand and in deposit in bank accounts, and all other receivables generated by Seller are the property of Buyer. It shall be an event of default under this Merchant Sales Agreement if the Seller refuses to sign any and all documents related to such filing. The UCC filing shall state that the sale of Seller's future receivables, including but not limited to cash on hand and in deposit in bank accounts, and all other receivables generated by Seller are intended to be a sale and not an assignment for security and that Seller is prohibited from obtaining any financing that impairs the value of its future Receivables or Buyer's right to collect same up to the Purchased Amount. Buyer reserves the right to obtain reimbursement from Seller of all costs associated with the filing of any UCC statements.  6.3.1 Assignment of Receivables. In order to secure and provide for the due and punctual payment under this Agreement, and all other sums that may hereafter become secured by or payable by Seller under this Merchant Sales Agreement, Seller shall grant, assign, and transfer to Buyer all legal right, title and interest in and to all monies and claims for monies due and to become due to Seiler under any of Seller's Receivables. In accordance therewith, Seller agrees to and shall execute an Assignment of Receivables, which Assignment is attached hereto and shall be incorporated by reference in this Merchant Sales Agreement. (See Exhibit "B" attached hereto).  6.3.2 Seller and Guarantor each acknowledge and agree that any security interest granted to Buyer under any other agreement between Seller or Guarantor and Buyer (the "Cross Collateral") will secure the obligations under this Merchant Sales Agreement Sellers and Guarantors each acknowledge and agree that the Buyer may collect the Purchased Amount jointly and severally from the any or all of the Sellers as set forth in this Merchant Sales Agreement, and each Guarantor shall be jointly and severally liable to Seller should there be a basis to enforce the Personal Performance Guaranty against.  6.4 Terms of Merchant Sales Agreement. This Merchant Sales Agreement shall be in full force and effect until the Purchased Amount of Seller's Receivables have been delivered by Seller to Buyer.  7. Miscellaneous Section  7.1 Modifications; Amendments. No modification, amendment, or waiver of any provision of this Merchant Sales Agreement shall be effective unless the same shall be in writing and signed by both parties and subject to the fees as set forth in 5.4.1b supra.  7.2 Notices. All notices, requests, demands and other communications relevant to this Merchant Sales Agreement shall be in writing and shall be delivered by mail, overnight delivery or hand delivery to the respective parties to this Merchant Sales Agreement at the addresses set forth on the face of this Merchant Sales Agreement.  7.3 Waiver; Remedies. No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Merchant Sales Agreement shall operate as a waiver of such right nor shall any single or partial exercise of any right under this Merchant Sales Agreement preclude any other or further exercise of any other right The remedies provided under this Merchant Sales Agreement are cumulative and not exclusive of any remedies provided by law or equity. Buyer may exercise any and all rights provided for in this Merchant Sales Agreement without giving prior notice to Seller.  7.4 Binding Effect on Buyer. This Merchant Sales Agreement shall not be binding upon Buyer until Buyer remits to Seller the Purchase Price as set forth herein, and Buyer reserves the right to and may cancel this Merchant Sales Agreement at any time prior to Buyer remitting the Purchase Price to Seller. In the event that Buyer cancels this Merchant Sales Agreement at any time, Seller shall have no recourse against Buyer, and Seller agrees that it will have suffered no compensable damages and have no claim against Buyer should Buyer elect to cancel this Agreement at any time prior to actual remittance of the Purchase Price to Seller.  7.4.1 Binding Effect on Buyer and Seller. This Merchant Sales Agreement shall be binding upon Buyer and Seller and inure to the benefit of Seller and Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights under this Merchant Sales Agreement or any interest therein without the express prior written consent of Buyer and without the assumption of all of Seller's obligations under this Merchant Sales Agreement pursuant to documentation reasonably satisfactory to Buyer. Buyer reserves the right to assign this Merchant Sales Agreement with or without prior notice to Seller.  7.5 Governing Law. This Merchant Sales Agreement shall be governed by and construed in accordance with the laws of the State of New York. Seller hereby submits to the jurisdiction of the Supreme Court State of New York, County of New York, and waives any Jury Trial or claim that the action is brought in an inconvenient forum, that venue of the action is improper, or that this Merchant Sales Agreement or the transactions which are the subject of this Merchant Sales Agreement may not be enforced in or by any of the above-named courts,  7.6 Costs to Enforce Merchant Sales Agreement Payable by Seller. Buyer shall be entitled to receive from. Seller, and Seller shall pay to Buyer, all costs incurred by Buyer in connection with a breach by Seller of the representations and warranties or covenants set forth in this Merchant Sales Agreement and/or Buyer's enforcement of the remedies provided in this Merchant Sales Agreement for any such breach, including but not limited to court costs and attorney's fees and disbursements.  7.7 Survival of Representations, etc. All representations and warranties and covenants in this Merchant Sales Agreement shall survive its execution and delivery, and shall continue in full force and effect until all obligations under this Merchant Sales Agreement shall have been fully satisfied and this Merchant Sales Agreement shall have terminated.  Entrepreneur Now                        4 of 9                                Seller's Initials  RP  7.8 Severability.  If any one or more of the provisions in this Merchant Sales Agreement should be invalid, illegal or un enforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Merchant Sales Agreement shall not in any way be affected or impaired.  7.9 Entire Agreement This Merchant Sales Agreement contains the entire agreement and understanding between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.  7.10 Jury Trial Waiver. The parties to this Merchant Sales Agreement waive trial by jury in any court in any suit, action or proceeding on any claim arising out of or in connection with or in any way related to the transactions which are the subject of this Merchant Sales Agreement, except where such waiver is prohibited by law or deemed by a court of' law to be against public policy. The parties hereto acknowledge that each makes this waiver knowingly, willingly and voluntarily and without duress, and only after extensive consideration of the ramifications of this waiver with their attorneys.  7.11 Termination. Entrepreneur Now shall not be bound by this agreement until it is fully executed and Entrepreneur Now may cancel this transaction without liability at any time prior to actual funding.  7.12 Confession of Judgment.in the event Seller violates any of the Seller's Representations, Warranties and Conduct as set forth in Section 3 herein, or any of the provisions of this Agreement, Seller and Guarantor/Owner hereby consent to the entry of a Judgment against the Seller in favor of the Buyer in the State of New York, County of New York. The Seller consents, and agrees to and grants a Judgment in favor of Buyer for the sum of money equal to the Purchased Proceeds less monies collected by Buyer to date, plus any and all costs and expenses. In accordance herewith, Seller shall execute an Affidavit of Confession of Judgment to be filed only in the event of Seller's Default of this Agreement. (See Exhibit "C" attached hereto and incorporated by reference to this Merchant Sales Agreement). This Affidavit may be filed without Notice or Presentment to the Clerk of the Court and a Judgment shall be entered against the Seller and Owner and in favor of Buyer.  1 have read and agree to the Terms and Conditions set forth above:   Buyer Entrepreneur Now:  By:__________________________             __________________________               (Company Officer)                                                    (Sales Associate) Seller Speedemissions Inc. D/B/A: Speedemissions By:  /s/ Richard Parlontieri                    Richard Parlontieri, Pres/Chief Exec. Off.                   (Signature)                                   (Print Name and Title) Witnessed By:  /s/  Jackie Isom                                  Jacki Isom (Signature)                                       (Print Name) Date: 10/24/14   Entrepreneur Now                        5 of 9                                Seller's Initials  RP  Personal Performance Guaranty The undersigned Owner(s)  (collectively, "Guarantor"), who are the owners of the Seller(s), hereby jointly and severally unconditionally and irrevocably personally guarantee(s) performance of all terms and conditions of the Merchant Sales Agreement including but not limited to paying to Buyer the full outstanding balance of the Purchased Amount due to Buyer at the time of Seller(s) Default as set forth in Section 3 of this Merchant Sales Agreement, which is entitled Seller's Representations, Warranties and Conduct. (The obligations of Seller contained in Section 3 and the payment of the Purchased Amount are collectively referred to herein as the "Guaranteed Obligations") Guarantor(s) hereby jointly and severally unconditionally and irrevocably guarantee the immediate payment of all monies owed to Buyer by Seller under the Agreement in the event of a Breach of any of the Guaranteed Obligations by Seller, whether or not the Guaranteed Obligations are found to be invalid, illegal or unenforceable, this being a guaranty of payment and not a guaranty of collection. This Guaranty shall remain in full force and effect notwithstanding the fact that, at any particular time, no Guaranteed Obligations may be outstanding. All of the terms of Section 3 of the Merchant Sales Agreement, including Owner's agreement to submit to the jurisdiction of New York for all disputes arising out of this Guaranty, are hereby incorporated herein by reference except that reference to "Agreement" in such Sections shall mean this Guaranty. GUARANTOR WAIVES ANY AND ALL SURETYSHIP DEFENSES, WHETHER ARISING BY CONTRACT, STATUTE OR BY OPERATION OF LAW. Guarantor agrees to pay all costs and expenses, including reasonable attorneys' fees incurred by Buyer, to enforce the provisions of this Guaranty, as determined by the court. In addition, each Guarantor agrees to pay on demand all damages incurred by Buyer arising out of a breach of any of the Sellers Representations, Warranties and Conduct that are listed below, including, without limitation, the full amount of all monetary obligations owed by Seller to Buyer under the Agreement. Guarantor waives all protection afforded it under New York law or other applicable law and any related rights to revoke this Guaranty as to future Guaranteed Obligations. The Guarantor(s) to this Agreement are hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Agreement are breached. Each Guarantor acknowledges receiving a copy of this Agreement and having read the terms of this Agreement, including without limitation, the guarantee set forth in this paragraph, and each Guarantor's signature below shall serve as confirmation that each such Guarantor understands all terms and conditions of this Agreement.   Guaranteed By: Richard A Parlontieri / Chief Executive 0fficer By:  /s/ Richard Parlontieri                    Richard Parlontieri, Pres/Chief Exec. Off.                     (Signature)                                   (Print Name and Title) Witnessed  By: /s/  Jackie Isom                                  Jacki Isom (Signature)                                       (Print Name) Date: 10/24/14  Entrepreneur Now                        6 of 9                                Seller's Initials  RP  AUTHORIZATION TO INITIATE ACH DEBIT ENTRIES  Name of Company    Entrepreneur Now  SPEEDEMSSIONS, INC. CUSTOMER INFORMATION  I (We) hereby authorize Company as shown above, hereinafter called COMPANY, to initiate debit entries to my (our) bank account as detailed below, and to debit the same to such account. Should a transaction be returned, I (we) further authorize debiting this account for non-sufficient fund fees according to applicable State Law. I (we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U.S. Law.  Full Name on Account:     SPEEDEMISSIONS, INC. Account #:            Routing #:  Account Type (select one):    ☑Checking        ❑ Savings Account Class (select one):   ❑Consumer Account       ☑ Business  Account Debit Payment Details: Payment Amount: $800.00                                   Number of payments: 72 Date of next payment:                        -                       Frequency of payments:   Daily/5 days per week                                                              (example: one-time, monthly, etc.)   I understand that this authorization is to remain in full force and effect until Company has received written notification from me of its termination at least five (5) business days prior to the payment due date. I further understand that canceling my ACH authorization does not relieve me of the responsibility of paying my account in full, and that if I cancel or revoke this authorization before any remaining debt is paid in full, the Company may take additional actions including legal actions to secure the debt.  Customer Signature:  /s/ Rich Parlontieri                       Date: 10/24/14                                     (Authorized Signer for Account) Customer Printed Name:  Rich Parlontieri Customer Contact Telephone #:   770-306-7667   Entrepreneur Now                        7 of 9                                Seller's Initials  RP "Exhibit B" ASSIGNMENT' OF RECIEVABLES October 24, 2014 THIS ASSIGNMENT OF ACCOUNTS RECEIVABLES ("Assignment"), dated as of October 24, 2014, from Speedemissions Inc., a GA company ("Assignor") to DLG ADV, LLC d/b/a Entrepreneur Now, a New York limited liability company ("Entrepreneur Now")  ASSIGNMENT. Assignor (a) In order to secure and provide for the due and punctual (i) payment under the Merchant Sales Agreement, and all other sums that may hereafter become secured by or payable by Assignor under this Merchant Sales Agreement, or other documents related thereto, and (ii) performance and observance of, and compliance with, the covenants, terms and conditions of Assignor under the Merchant Sales Agreement, and the other documents, (b) does hereby sell, assign, pledge, mortgage, transfer, grant a security interest in and lien on, set over and confirm unto Entrepreneur Now, its successors and assigns, all of Assignor's right, title and interest in and to all monies and claims for monies due and to become due to Assignor under any Accounts Receivables.  ASSIGNOR TO REMAIN LIABLE. Anything in this Assignment to the contrary notwithstanding, Assignor shall remain liable under the any Contracts, and shall observe, perform and fulfill all of the conditions and obligations to be observed, performed and fulfilled by it thereunder, and Entrepreneur Now shall have no obligation or liability thereunder or by reason of or arising out of this Assignment, nor shall Entrepreneur Now be required or obligated in any manner to observe, perform or fulfill any of the conditions or obligations of Assignor thereunder or pursuant thereto, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or Assignor, Inc. or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to Entrepreneur Now or to which Entrepreneur Now may be entitled hereunder at any time or times.  REPRESENTATIONS AND WARRANTIES. Assignor hereby represents, warrants and agrees that except for this Assignment it has not assigned, pledged or otherwise granted a security interest in or lien on, and hereby agrees that it will not assign, pledge or otherwise grant a security interest in or lien on the whole or any part of the rights, titles and interests hereby assigned to anyone other than Entrepreneur Now, or its successors or assigns.  The foregoing Assignment is hereby acknowledged and accepted as of the day and year first above written:  Speedemissions Inc. D/B/A: Speedemissions  /s/ Richard. A Parlontieri Name: Richard. A Parlontieri Title: Chief Executive Officer  Date: i10/24/2014 Witnessed By:  /s/ Jacki Isom Name: Jackie Isom Date: 10/24/14 Entrepreneur Now                        8 of 9                                Seller's Initials  RP